FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22156

Millennium India Acquisition Company Inc.
(Exact name of registrant as specified in charter)

330 East 38th Street, Suite 30F, New York, NY 10016
(Address of principal executive offices)      (Zip code)

Gemini Fund Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788
(Name and address of agent for service)

Registrant’s telephone number, including area code: 917 640-2151

Date of fiscal year end: 12/31

Date of reporting period: 6/30/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Millennium India Acquisition Company Inc.

Semi - Annual Report
June 30, 2008

Millennium India Acquisition Company Inc.

PORTFOLIO OF INVESTMENTS

June 30, 2008 (Unaudited)

Security	Shares	Fair Value
PRIVATE PLACEMENT - 97.97% SMC Group (a)* (Cost $46,695,823)	(b)	$73,759,256

SHORT TERM INVESTMENTS - 2.69% Goldman Sachs Prime Obligation Fund, 2.1 1%+ (Cost $2,028,206)	2,028,206	2,028,206

TOTAL INVESTMENTS (Cost $48,724,029) (c) - 100.66%		75,787,462
Liabilities less other assets - (0.66)%		(496,708)
NET ASSETS - 100.00%		$75,290,754

+Variable rate security. Rate shown is as of June 30, 2008.
*Non-income producing security.

(a)	Security restricted as to resale.

(b)
Millennium India Acquisition Company Inc. ownership stake in the SMC Group is comprised of ownership of 14.44% of SMC Global Securities Limited (SMC) and 14.44% of SAM Global Securities Limited (SAM), representing 1,298,400 and 1,730,026 shares, respectively. Millennium India Acquisition Company Inc. has been advised that the two entities are being consolidated.

(c)
Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$27,063,433
Unrealized depreciation:	–
Net unrealized appreciation:	$27,063,433

Millennium India Acquisition Company Inc.
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2008 (Unaudited)

Assets: Investments, at cost	$48,724,029
Investments in securities, at fair value	$73,759,256
Short-term investments	2,028,206
Cash	998
Interest and dividends receivable	2,477
Prepaid expenses and other assets	236,687
Total Assets	76,027,624

Liabilities: Accrued expenses and other liabilities	736,870
Total Liabilities	736,870

Net Assets	$75,290,754

Preferred shares; par value $0.0001 per share, 5,000 shares authorized, 0 shares issued	$–

Net Assets : Common Stock; par value $0.0001 per share, 45,000,000 shares authorized, 8,219,875 issued and outstanding	$822
Paid in capital	51,058,987
Undistributed net investment income (loss)	(2,832,488)
Net unrealized appreciation (depreciation) on investments	27,063,433
Net Assets	$75,290,754

Net Asset Value Per Share: Net Assets	$75,290,754
Basic and diluted shares of common stock outstanding	8,219,875
Net asset value (Net Assets/Shares of Common Stock Outstanding)	$9.16

Millennium India Acquisition Company Inc.
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2008 (Unaudited)

Investment Income: Interest income	$34,548
Total Investment Income	34,548

Operating Expenses: Officer fees	247,945
Legal fees	148,768
Administration fees	58,555
Directors’ fees	32,233
Insurance expense	27,273
Audit fees	22,315
Custodian fees	17,852
Transfer agent fees	14,876
Printing expense	12,397
Other Expenses: Business Travel	85,000
Rent and Office	87,500
Out of Pocket	50,719
Franchise Tax (Del.)	45,000
Miscellaneous expenses	273,756
Total Operating Expenses	1,124,189
Net Operating Expenses	1,124,189

Net Investment Income (Loss)	(1,089,641)

Realized and Unrealized Gain (Loss) on Investments: Net change in unrealized appreciation (depreciation) from Investments	27,063,433

Net Realized and Unrealized Gain (Loss) on Investments	27,063,433

Net Increase (Decrease) in Net Assets Resulting From Operations	$25,973,792

Millennium India Acquisition Company Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, June 30, 2008 (Unaudited)	Year Ended December 31, 2007 (1)
Operations: Net investment income (loss)	$(1,089,641)	$596,023
Accretion related to shares subject to possible conversion on shareholder vote	–	(341,825)
Net change in unrealized appreciation (depreciation) on investments	27,063,433	–

Net increase (decrease) in net assets resulting from operations	25,973,792	254,198

Common Stock Transactions: Shares issued to finder	–	3,415,500
Shares returned by finder and cancelled	–	(3,568,500)
Reclassification of common stock to permanent equity	11,668,659	–
Cost of shares redeemed	(6,735,951)	–
Net increase (decrease) in net assets from common stock transactions	4,932,708	(153,000)

Reclassification of private placement warrants to permanent equity	2,250,000	–

Total Increase (Decrease) in Net Assets	33,156,500	101,198

Net Assets: Beginning of period	42,134,254	42,033,056
End of period*	$75,290,754	$42,134,254

* Includes undistributed net investment income (loss) at end of period	$(1,089,641)	$(1,742,847)

ShareTransactions: Shares issued to finder		450,000
Shares returned by finder and cancelled		(450,000)
Reclassification of common stock to permanent equity	1,449,275	–
Shares redeeemed	(842,625)	–
Increase (decrease)	606,650	–

(1)
The statement of Changes in Net Assets as of December 31, 2007, which has been derived from audited financial statements included in the Form N-CSR, and the unaudited interim condensed financial statements have been prepared in accordance with accounting principles gene accepted in the United States for interim financial information and with the instructions to form N-SAR. Accordingly, certain information footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted. These consolidated condensed financial statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s annual report on Form N-CSR for the year ended December 2007. The results of operations for interim periods are not necessarily indicative of the operating results to be expected for the full year.

Millennium India Acquisition Company Inc.
STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2008 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES Net increase in net assets from operations	$25,973,792
Adjustments to reconcile net decrease in net assets from operations to net cash used in operating activities:

Purchases of investment securities	(46,695,823)
Proceeds from sale of investment securities	58,266,865
Purchase of short term investment securities, net	(2,028,206)
Decrease in restricted cash	137,973
Decrease in interest and dividends receivable	217,277
Decrease in accrued expenses	(418,764)
Increase in prepaid expenses	(224,782)
Decrease in deferred acquisition costs	5,540,411
Decrease in accrued acquisition costs	(5,655,547)
Unrealized appreciation on investments	(27,063,433)
Net Cash provided by operating activities	8,049,763

CASH FLOWS FROM FINANCING ACTIVITIES Decrease in deferred underwriting fees	(1,557,500)
Decrease in common stock balance escrowed for shareholder vote	(6,735,951)
Net Cash used in financing activities	(8,293,451)
Net Decrease in Cash	(243,688)

CASH: Beginning Balance	244,686
Ending balance	$998

Millennium India Acquisition Company Inc.
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Common Stock Outstanding Throughout Each Period

	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007 (1)
Net Asset Value, Beginning of Period	$5.53	$5.53
Income (Loss) from Investment Operations: Net investment income (loss) (2)	(0.13)	–
Net realized and unrealized gain (loss) (2)	3.76	–
Total from investment operations	3.63	–

Net Asset Value, End of Period	$9.16	$5.53

Market Value	$3.51	$7.89

Total Return *	-55.51%	-0.51%

Ratios and Supplemental Data: Net assets, end of period (000s)	$75,291	$42,135
Ratio of operating expenses to average net assets (3)(5)	3.80%	17.27%
Ratio of net investment income (loss) to average net assets (3)(5)	-3.68%	0.00%
Portfolio Turnover Rate (4)	0%	0%

(1)	Millennium India Acquisition Company Inc. commenced operations as an investment company under the Investment Company Act of 1940 on December 20, 2007.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Annualized for periods less than one year.
(4)	Not annualized.
(5)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.

* Assumes reinvestment of all dividends and distributions, if any. Aggregate (not annualized) total return is shown for any period shorter than one year. Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of company shares.

Millennium India Acquisition Company Inc.
Notes to Financial Statements (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Millennium India Acquisition Company Inc. (the “Company”) was incorporated in Delaware on March 15, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar transaction (a “Business Combination”) with an operating business or businesses that have operations primarily in India (a “Target Business”). In January 2008, the acquisition of a 14.75% equity interest in the SMC Group was consummated by the Company upon approval by public stockholders. As a result of its plan to invest substantially all of its assets in SMC Group stock, MIAC was required to register with the SEC as a closed-end, non-diversified investment company under the Investment Company Act of 1940 (the “Act”). As a registered investment company, MIAC is subject to the Act and the related rules, which contain detailed requirements for the organization and operation of investment companies.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Concentration of Credit Risk—Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Foreign Currency Translation —The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Fair Value of Financial Instruments— The Company’s investments are valued at (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by the Company’s Board of Directors pursuant to procedures approved by our Board of Directors. The Board of Directors has delegated the oversight of the implementation of the valuation procedures to its Valuation Committee, and delegated to the Company’s officers the responsibility for valuing the Company’s assets and calculating the Company’s net asset value in accordance with the valuation procedures. Management has formed a Pricing Committee to discharge certain of its responsibilities with respect to valuation. As part of its duties, management’s Pricing Committee must: (i) present to the Valuation Committee, quarterly, a report of the Pricing Committee’s activities in the previous quarter; (ii) respond to requests from the Board and the Valuation Committee; and (iii) participate in an annual review of these Procedures and provide advice and recommendations in light of its experience in administering these Procedures, information on evolving industry practices and any developments in applicable laws or regulations. Except as otherwise specifically provided in the valuation procedures, the Company will value portfolio securities for which market quotations are readily available at market value. The Company values all other securities and assets, including the shares of SMC and SAM, at fair value as determined in good faith in accordance with the valuation procedures. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments determined under the Company’s procedures may differ significantly from the values that would have been used had a ready market existed for the investments or from the values that would have been placed on the Company’s assets by other market participants, and the differences could be material.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. The Company primarily holds securities of SMC and SAM, which are listed, but not traded on the New Delhi Stock Exchange and Gauhati Stock Exchange, respectively. Because of the type of investments that the Company makes and the nature of its business, the Company’s valuation process requires an analysis of various factors. Its valuation methodology includes the examination of, among other things, (1) the nature and price (if any) of the portfolio security; (2) whether any broker quotations for the portfolio security are available; (3) the last sale price of the portfolio security; (4) whether any other financial or derivative security traded on other markets or among dealers is indicative of the appropriate price; (5) whether values of baskets of securities, or indices, traded on other markets, exchanges, or among brokers are indicative of the appropriate price; (6) the extent to which the fair value to be determined for the portfolio security will result from the use of data or formula produced by third parties independent of management; (7) the liquidity or illiquidity of the market for the particular portfolio security; (8) the financial statements and condition of the issuer; (9) general information concerning the issuer’s business including, without limitation, material developments in product development, management changes, litigation, governmental approvals, actions and contracts and extraordinary events; (10) the competitive position of the issuer’s major products, the demand therefore or any material changes in the marketplace; (11) general and specific market trends and the existence of any merger proposals, tender offers or other similar corporate actions affecting the securities; (12) the financial position of the issuer; (13) the market value of any unrestricted securities of the same class; (14) the availability of registration rights; (15) legal or other restrictions on the disposition of the securities (including any registration expenses that might be borne by the Company in connection with such disposition); (16) the characteristics of the market in which the securities are purchased and

Millennium India Acquisition Company Inc.
Notes to Financial Statements (Unaudited) (Continued)

sold; (17) the market value of similar securities of the same issuer or comparable companies; (18) the cost of the security at the date of purchase; (19) in the case of securities that trade primarily in markets that close before the valuation time, financial market or other developments that occur after such market close but before the valuation time; (20) changes in interest rates; (21) observations from financial institutions; (22) government (U.S. or non-U.S.) actions or pronouncements; (23) other news events; (24) for securities traded on non-U.S. markets, the value of non-U.S securities traded on other non-U.S. markets, ADR trading, closed-end fund trading, non-U.S. currency exchange activity, the trading prices of financial products that are tied to baskets of non-U.S. securities (such as ADRs and World Equity Benchmark Shares) and futures contracts or other derivative securities based on indices representative of the appropriate market; and (25) the nature and duration of any material event and the forces influencing the operation of financial markets, factors relating to the event that precipitated the problem, whether the event is likely to recur, whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

For all other securities held by the Company, other than the shares of SMC and SAM, if applicable, when market quotations or other information used in valuing such securities is not readily available or current or otherwise appropriate, management may be required to supply a “missing price” or determine whether to adjust a supplied price, as described below.

Generally, management must act reasonably and in good faith in considering all appropriate information available to it in identifying fair valuation situations and may consult with, as appropriate, investment personnel, general news and financial market information sources, industry sources, regulatory authorities, other market participants and legal, compliance and accounting personnel. Management has also engaged the services of third-party vendors to assist it. Management may believe at times that a significant event affecting a portfolio security has occurred that would require it to adjust a supplied price. In the case of holdings denominated in foreign currencies, management converts the values of fund assets nominally reported in foreign currencies into U.S. dollars daily at the valuation time. The Company t is responsible for monitoring currency prices and related markets to identify significant events that call into question whether the exchange rate (established as of an earlier pricing time) applied to a security denominated in a foreign currency reliably represents the security’s market value at the valuation time.

In determining the fair value of securities held by the Company, no single factor is determinative. Each Director may have accorded a different weight, or no weight, to different factors, and, thus, each Director may have had a different basis for his ultimate determination of value.

The fair values of the Company’s assets and liabilities that qualify as financial instruments under Statement of Financial Accounting Standards (“SFAS”) No. 107 “Disclosure About Fair Value of Financial Instruments” approximate their carrying amounts presented in the Statements of Assets and Liabilities at June 30, 2008.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended, which establishes accounting and reporting standards for derivative instruments and hedging activities, including certain derivative instruments imbedded in other financial instruments or contracts and requires recognition of all derivatives on the balance sheet at fair value. Accounting for the changes in the fair value of the derivative instruments depends on whether the derivatives qualify as hedge relationships and the types of the relationships designated are based on the exposures hedged. Changes in the fair value of the derivative instruments which are not designated as hedges are recognized in earnings as other income (loss). The Company does not have any derivative instruments as of June 30, 2008.

The Company adopted Financial Accounting Standards Board (“FASB”), Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Company would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Millennium India Acquisition Company Inc.
Notes to Financial Statements (Unaudited) (Continued)

Fair Value Measurement:
These inputs are summarized in the three broad levels listed below.

Level 1 - quoted prices in active markets for identical securities.
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including reporting entity’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2008 in valuing the Company’s investments carried at fair value:

Valuation Inputs	Investment in Securities ($)	Other Financial Instruments ($)
Level 1 - Quoted Prices		–
Level 2 - Other Significant Observable Inputs	2,028,206	–
Level 3 - Significant Unobservable Inputs	73,759,256	–
TOTAL	75,787,462	–

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities ($)
Balance as of 12/31/07	–
Realized Gain (Loss)	–
Change in unrealized (appreciation/depreciation)	27,063,433
Net purchases (sales)	46,695,823
Transfers in and/or out of Level 3	–
Balance as of 6/30/08	73,759,256

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities” (“SFAS 159”). SFAS 159 provides a “Fair Value Option” under which a company may irrevocably elect fair value as the initial and subsequent measurement attribute for certain financial assets and liabilities. SFAS 159 will be available on a contract-by-contract basis with changes in fair value recognized in earnings as those changes occur. SFAS 159 is effective for fiscal years beginning after November 15, 2007. SFAS 159 also allows early adoption provided that the entity also adopts the requirements of SFAS 157. The Company does not believe the adoption of SFAS 159 has a material impact, if any, on its financial statements.

Use of Estimates—The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes—Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Millennium India Acquisition Company Inc.
Notes to Financial Statements (Unaudited) (Continued)

In July 2006, FASB issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109.” FIN 48 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in an income tax return. FIN 48 also provides guidance in de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have an effect on the Company’s statements of financial condition, statements of operations or cash flows.

The Company computes its provision (benefit) for income taxes included in its interim financial statements under the principles of Accounting Principles Board (“APB”) 28, Interim Financial Reporting and FIN 18, Accounting for Income Taxes in Interim Periods. In accordance with these principles, the Company has estimated that its effective tax rate for the year ended December 31, 2008 is zero. Accordingly, there is no provision (benefit) for income taxes recorded in the accompanying financial statements. Had the tax liability been calculated based on the statutory rate applied against the income as of June 30, 2008, a provision for income taxes of approximately $9.5 Million would have been recorded.

New Accounting Pronouncements—In December 2007, the FASB issued SFAS No. 141(R) “Business Combinations” (“SFAS 14 1(R)”). SFAS 141(R) changes several underlying principles in applying the purchase method of accounting. Among the significant changes, SFAS 141(R) requires a redefining of the measurement date of a business combination, expensing direct transaction costs as incurred, capitalizing in-process research and development costs as an intangible asset and recording a liability for contingent consideration at the measurement date with subsequent re-measurements recorded in the results of operations. SFAS 14 1(R) also requires that costs for business restructuring and exit activities related to the acquired company will be included in the post-combination financial results of operations and also provides new guidance for the recognition and measurement of contingent assets and liabilities in a business combination. In addition, SFAS 14 1(R) requires several new disclosures, including the reasons for the business combination, the factors that contribute to the recognition of goodwill, the amount of acquisition related third-party expenses incurred, the nature and amount of contingent consideration, and a discussion of pre-existing relationships between the parties. SFAS 141(R) is effective for the Company as of January 1, 2009. While the Company is currently assessing the impact of SFAS 14 1(R) on its financial statements, the Company expects that upon adoption of SFAS 14 1(R), the application of the new standard is likely to have a significant impact on how the Company allocates the purchase price of an acquired business, including the expensing of direct transaction costs and costs to integrate the acquired business.
In December 2007, the FASB issued SFAS No. 160 “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 requires noncontrolling interests in subsidiaries initially to be measured at fair value and classified as a separate component of equity. SFAS 160 also requires a new presentation on the face of the consolidated financial statements to separately report the amounts attributable to controlling and non-controlling interests. SFAS 160 is effective for the Company as of January 1, 2009.

(b) Security Transactions and Other Income

Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.

2.  OFFERING

In the Offering, effective July 19, 2006 (closed on July 25, 2006), the Company sold to the public 7,250,000 Units (the “Units”) at a price of $8.00 per Unit. Proceeds from the Offering totaled approximately $52.9 million, which was net of approximately $3.5 million in underwriting and other Offering expenses paid in cash at the closing and approximately $1.6 million in deferred underwriting fees (see Note 3). Each Unit consists of one share of the Company’s common stock and one warrant (a “Public Warrant”) (see Note 5).

The Company also sold to the Representative for an aggregate of $100, an option (the “Underwriter’s Purchase Option” or “UPO”) to purchase up to a total of 500,000 additional Units (see Note 5).

Millennium India Acquisition Company Inc.
Notes to Financial Statements (Unaudited) (Continued)

3.  ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Administrative Fees

The Company is permitted to utilize up to $2,025,000, which includes $50,000 transferred to the Company at closing on July 25, 2006 and $1,975,000 of the interest earned upon monies in the Trust Account for working capital purposes. The Trust Account was an account set up to house funds for the acquisition of the security as well as cash for expenses to be incurred by the Company. The working capital will be used to pay for director and officer liability insurance premiums and general and administrative services, including office space, utilities and secretarial support, with the balance being held in reserve for other expenses, such as relocation of their full-time officers to India, due diligence, legal, accounting, and other fees and expenses for structuring and negotiating Business Combinations, and deposits, down payments and/or funding of “no shop” provisions in connection with Business Combinations as well as for reimbursement of any out-of-pocket expenses incurred by the Company’s officers, directors or special advisors in connection with activities undertaken on the Company’s behalf.

(a) There is a fee payable to the Officers of the Company annually. For 2008, the Company has paid $250,000 each to Suhel Kanuga and F. Jacob Cherian.

(b) Gemini Fund Services, (“GFS”) provides administrative services to the Company including fund administration and fund accounting, pursuant to an Administration Agreement with the Company, for which it receives a minimum annual fee. Fees are billed at $5,625 per month. The Company also pays GFS for out of pocket expenses.

In addition, certain affiliates of GFS provide ancillary services to the Company as follows:

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Company on an ad-hoc basis. For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee. Printing services prices vary according to available discounts. For the period ended June 30, 2008, the Company paid GemCom $1,259 for EDGAR and printing services performed.

Underwriting Agreement

In connection with the Offering, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with the Representatives in the Offering. In accordance with the terms of the Underwriting Agreement, the Company engaged the Representative, on a non-exclusive basis, to act as its agent for the solicitation of the exercise of the Company’s Public Warrants. In consideration for solicitation services, the Company paid the underwriters a commission equal to 6% of the exercise price for each Warrant exercised more than one year after the date of the Offering if the exercise is solicited by the underwriters.

Finders’ Fee

On October 18, 2007, in return for their assistance in searching for a potential target company and their advice to the Company during the negotiation process of the SMC Group transactions, including the extension of the deadline for the share purchase transactions to December 27, 2007, both Santa Jain & Associates (“Santa Jain”) and Step Two Advisors received an aggregate of 450,000 shares of the Company’s common stock as a finders’ fees, of which Santa Jain received 250,000 shares and Step Two Advisors received 200,000 shares.

On December 3, 2007, the Company received a letter (the “Letter”) from the American Stock Exchange (“AMEX”) stating that the Company had failed to comply with AMEX procedures regarding the application for listing of additional securities in connection with the issuance of the 450,000 shares of our common stock to Santa Jain and Step Two Advisors as finders fees in connection with the Company’s proposed purchase of equity interest in the SMC Group. On December 19, 2007 the 450,000 shares of the common stock previously issued to the finders were returned and cancelled. In return for their services, Santa Jain and Step Two Advisors agreed to receive an aggregate of approximately $3.5 million in cash as finders fees at the closing of the SMC Group transactions, of which Santa Jain was to receive $1,972,222 and Step Two Advisors was to receive $1,577,778.

Millennium India Acquisition Company Inc.
Notes to Financial Statements (Unaudited) (Continued)

4.  INVESTMENT TRANSACTIONS

(a) For the period ended June 30, 2008, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Company was as follows:

Company	Purchases	Sales
Millennium India Acquisition Company Inc.	$46,695,823	$ –

5.  INVESTMENTS IN RESTRICTED OR ILLIQUID SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. An investment company may invest in restricted securities that are consistent with the company’s investment objective and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of June 30, 2008, the Company was invested in the following restricted securities:

Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
SMC Group	1/21/2008	See below*	$46,695,823	$73,759,256	97.97%

* The Company ownership stake in the SMC Group is comprised of ownership of 14.44% of SMC Global Securities Limited (SMC) and 14.44% of SAM Global Securities Limited (SAM), representing 1,298,400 and 1,730,026 shares, respectively. The Company has been advised that SMC and SAM are being consolidated.

6.  WARRANTS AND OPTION TO PURCHASE COMMON STOCK

Public Warrants

Each Public Warrant sold in the Offering will be exercisable for one share of common stock. Except as set forth below, the Public Warrants will entitle the holder to purchase shares at $6.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events for a period commencing on July 19, 2007, and ending July 18, 2010. The Company has the ability to redeem the Public Warrants with the prior consent of the Representative, in whole or in part, at a price of $.01 per Public Warrant at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $11.50 per share, for any 20 trading days within a 30 trading day period ending three business days before the Company sent the notice of redemption.

Private Warrants

On June 30, 2006, the Company sold to certain Stockholders and other accredited investors 2,250,000 warrants (“Private Warrants”) for an aggregate purchase price of $2,250,000. All of the proceeds received from these purchases were placed in the Trust Account at the closing of the Offering. The Private Warrants are identical to the Public Warrants in the Offering except that they may be exercised on a cashless basis and the Private Warrants cannot be sold or transferred until after the consummation of a Business Combination.

Millennium India Acquisition Company Inc.
Notes to Financial Statements (Unaudited) (Continued)

Underwriter Purchase Option

Upon closing of the Offering, the Company sold and issued the UPO for $100 to the Representative to purchase up to 500,000 Units at an exercise price of $10.80 per Unit. The Units underlying the UPO will be exercisable in whole or in part, solely at the Representative’s discretion, commencing on the consummation of a Business Combination and expiring on the five-year anniversary of the Offering. The Company accounted for the fair value of the UPO, inclusive of the receipt of the $100 cash payment, as an expense of the public offering resulting in a charge directly to stockholders’ equity with an equivalent increase in additional paid-in capital. The fair value of the 500,000 Units underlying the UPO was approximately $1,535,000 ($3.07 per Unit) at the date of sale and issuance, which was determined by the Company using a Black-Scholes option-pricing model. The fair value of the UPO has been estimated using the following assumptions: (1) expected volatility of 46.702%, (2) risk-free interest rate of 5.10% and (3) contractual life of 5 years. The expected volatility of approximately 46% was estimated by management based on an evaluation of the historical volatilities of similar public entities which had completed a transaction with an operating company. The UPO may be exercised for cash or on a “cashless” basis, at the holder’s option, such that the holder may use the appreciated value of the UPO (the difference between the exercise price of the UPO and the market price of the securities underlying the Units) to exercise the UPO without the payment of any cash. Each of the Units included in the UPO are identical to the Units sold in the Offering, except that the exercise price of the Units will be $10.80 per Unit.

Registration Rights - Warrants and UPO

In accordance with the Warrant Agreement related to the Public Warrants and the Registration Rights Agreement associated with the Private Warrants (collectively the Public Warrants and Private Warrants are the “Warrants”), the Company is only required to use its best efforts to register the Warrants and the shares of common stock issuable upon exercise of the Warrants and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration statement is not effective at the time of exercise, the holder of such Warrants shall not be entitled to exercise. However, with regards to the Private Warrants, the Company may satisfy its obligation by delivering unregistered shares of common stock. In no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle a Warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.

The Company is only required to use its best efforts to register the UPO and the securities underlying such UPO, and once effective to use its best efforts to maintain the effectiveness of such registration statement. The Company has no obligation to net cash settle the exercise of the UPO or the warrants underlying the UPO. The holder of the UPO is not entitled to exercise the UPO or the warrants underlying the UPO unless a registration statement covering the securities underlying the UPO is effective or an exemption from registration is available. If the holder is unable to exercise the UPO or underlying warrants, the UPO or the underlying securities, as applicable, will expire worthless.

7.  SUBSEQUENT EVENTS

On July 21, 2008, pursuant to prior agreements, certain current and former officers and directors transferred or indicated their intent to transfer to certain stockholders of the Company an aggregate of 752,400 shares of Millennium India Acquisition Company common stock.

On August 26, 2008, the Company’s Board of Directors announced that it had updated the Net Asset Value (“NAV”) per share of the Company to be $5.96.

Additional Information

The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company’s Form N-Q is available on the Commission’s website at http://www.sec.gov and may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www. sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (917) 640-2151 and on the Commission’s website at http://www. sec.gov.

The Company’s Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request, by calling collect (917) 640-2151.